UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2014

MFRI, INC.
(exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18370 (Commission File Number)	36-3922969 (IRS Employer Identification No.)

7720 North Lehigh Avenue, Niles, Illinois 60714
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 966-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company's stockholders:

•	Elected all seven nominees for director to a one-year term;

•	On an advisory basis, approved the executive compensation set forth in the Proxy Statement;

•	Ratified the appointment of Grant Thornton LLP as the independent auditor for 2014.

The following are the final voting results for each of the three proposals presented at the Annual Meeting:

Proposal 1	Election of seven directors:

	For	Withheld
David Unger	4,986,844	65,692
Bradley E. Mautner	4,993,664	58,872
Dennis Kessler	4,817,690	234,846
Mark A. Zorko	4,926,990	125,546
Michael J. Gade	4,926,390	126,146
David S. Barrie	4,926,070	126,466
Jerome Walker	4,993,989	58,547

There were 1,225,598 broker non-votes with respect to Proposal 1.

Proposal 2Approval, on an advisory basis, of executive compensation in the Company's Proxy Statement:

For	Against	Abstain	Broker Non-Votes
4,668,812	380,774	2,950	1,225,598

Proposal 3Ratification of the selection of Grant Thornton LLP:

For	Against	Abstain
6,256,044	18,004	4,086

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2014		MFRI, Inc.

	By:	/s/ Karl J. Schmidt
Vice President and Chief Financial Officer